UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2026

Diamond Hill Investment Group, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-24498	65-0190407
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

325 John H. McConnell Blvd, Suite 200

Columbus, Ohio 43215

(Address of Principal Executive Offices) (Zip Code)

 Registrant’s Telephone Number, Including Area Code: (614) 255-3333

 Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	DHIL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on December 10, 2025, Diamond Hill Investment Group, Inc., an Ohio corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Eagle Investment Management, LLC, a Delaware limited liability company (“Purchaser”), and Soar Christopher Holdings, Inc., an Ohio corporation and a wholly owned subsidiary of Purchaser (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), whereupon the separate existence of Merger Sub will cease, and the Company will be the surviving corporation as a wholly owned subsidiary of Purchaser.

On April 17, 2026, following meetings of the shareholders of the Diamond Hill Funds and the Diamond Hill Securitized Credit Fund to approve new investment management agreements with Diamond Hill Capital Management, Inc., an Ohio corporation, the Company has obtained the requisite consent of more than 78% of its clients (based on revenue run-rate) to the completion of the Merger. All regulatory approvals necessary for the completion of the Merger were previously received, and the Company’s shareholders approved the Merger at a special meeting held on March 3, 2026. Accordingly, the Company has satisfied all conditions necessary for the completion of the Merger (other than conditions that by their nature are to be satisfied at the closing of the Merger, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at the closing of the Merger), and the parties intend to close the Merger on April 22, 2026.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the 1934 Act.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Form 8-K, the documents incorporated herein by reference and statements, whether oral or written, made from time to time by representatives of the Company, may contain or incorporate “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements include, but are not limited to, statements regarding anticipated operating results, prospects and levels of assets under management, technological developments, economic trends (including interest rates and market volatility), expected transactions and similar matters. These forward-looking statements may include, without limitation, any statements preceded by, followed by or including words such as “may,” “could,” “can have,” “believe,” “expect,” “aim,” “anticipate,” “target,” “goal,” “project,” “assume,” “budget,” “potential,” “estimate,” “guidance,” “forecast,” “outlook,” “would,” “will,” “continue,” “likely,” “should,” “hope,” “seek,” “plan,” “intend,” and variations of such words and similar expressions. Similarly, descriptions of the Company’s objectives, strategies, plans, goals, or targets are also forward-looking statements. Such forward-looking statements include but are not limited to statements about the proposed Merger, including the expected timetable for completing the Merger and statements that are not historical facts.

Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. While the Company believes that the assumptions underlying its forward-looking statements are reasonable, investors are cautioned that any of the assumptions could prove to be inaccurate and, accordingly, the Company's actual results and experiences may differ materially from the anticipated results or other expectations expressed in its forward-looking statements. Factors that may cause the Company’s actual results or experiences to differ materially from results discussed in forward-looking statements include, but are not limited to the factors discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC, and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings, and the following: (i) the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between the Company and Purchaser, including in circumstances requiring the Company to pay a termination fee; (ii) potential litigation relating to the Merger that could be instituted against the parties to the definitive transaction agreement or their respective directors or officers, including the effects of any outcomes related thereto; (iii) the possibility that the Merger does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (iv) reputational risk and potential adverse reactions of clients, employees or other business partners and the businesses generally, including those resulting from the announcement of the Merger, including any resulting reduction in the Company’s AUM or AUA and the withdrawal, renegotiation or termination of any investment advisory agreements; (v) the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company Common Shares; (vi) significant transaction costs associated with the Merger; and (vii) the diversion of management’s attention and time from ongoing business operations and opportunities on Merger-related matters.

Forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above and in the Company’s other public documents on file with the SEC. New risks and uncertainties arise from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict these events or how they may affect it. The Company undertakes no obligation to update any forward-looking statements after the date they are made, whether as a result of new information, future events, changes in its expectations or developments or otherwise, except as required by law, although it may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2026	DIAMOND HILL INVESTMENT GROUP, INC.

	By:	/s/ Thomas E. Line
Thomas E. Line, Chief Financial Officer and Treasurer